                                                                 Exhibit 10.32


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT TO AN AFFILIATE OF THE HOLDER OR UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                              HEALTHGATE DATA CORP.

                          (void after October 29, 2004)

This Warrant to Purchase Common Stock (this "Warrant") is issued as of March 22, 2001 (the "Effective Date") and certifies that, for value received, the Holder hereof (as defined below) is entitled to purchase the Warrant Stock (as defined below) from HealthGate Data Corp., a Delaware corporation (the "Company"), at any time during the Exercise Period (as defined below) by the exercise or conversion of this Warrant in accordance with the terms and subject to the conditions set forth in this Warrant.

         1. DEFINITIONS. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

              (a) "Board" shall mean the Board of Directors of the Company.

              (b) "Agreement" shall mean that certain Amended and Restated NBCi Strategic Alliance Agreement, dated as of March 22, 2001, by and between the Company and NBC Internet, Inc.

              (c) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

              (d) "Exercise Period" shall mean the period commencing on the Effective Date and ending at 5:00 p.m., Pacific Standard Time, on October 29, 2004.

              (e) "Fair Market Value," with respect to a share of Warrant Stock, shall mean, as applicable, (A) if the Common Stock is publicly traded on a stock exchange or national market system, the average closing price (last trade) of Common Stock for the ten (10) trading day period immediately prior to the date of valuation or (B) otherwise, the fair market value of one share of Common Stock, as determined in good faith by the Board, provided that the Holder shall have the right to demand that such fair market value be determined instead by a mutually agreeable valuation firm or, if no firm can be mutually agreed upon, by a nationally-recognized accounting firm selected by an arbitrator chosen pursuant to the rules of the American Arbitration Association.

              (f) "Holder" shall mean each person or entity who validly holds this Warrant (or any portion thereof) for so long as this Warrant (or any portion thereof) is so held, the initial Holder being NBC Internet, Inc.

              (g) "Warrant Price" shall mean $_____per share of Warrant Stock, subject to adjustment as described in Section 4 below.

              (h) "Warrant Stock" shall mean 200,000 shares of the Common Stock, subject to adjustment as described in Section 4 below.

         2. EXERCISE OF WARRANT. This Warrant may be exercised by the Holder with respect to the Warrant Stock for which this Warrant, or any portion thereof, at any time and from time to time during the Exercise Period. Whenever the Holder desires to exercise this Warrant, or a portion hereof, the Holder shall surrender, at the principle office of the Company, this Warrant, together with the Notice of Exercise and the Investment Representation Statement in the forms attached hereto as ATTACHMENTS 1 AND 3, respectively, duly completed and executed, and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant, to the extent exercised, shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Holder, or its duly-appointed nominee, shall be treated for all purposes as the holder of record of such Warrant Stock as of the close of business on such date. As promptly as practicable after such date, but in any event within ten (10) business days thereafter, the Company shall issue and deliver to the Holder or such nominee a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the Effective Date, evidencing the right of the Holder to purchase the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

         3. CONVERSION (NET ELECTION). In lieu of exercising this Warrant (or any portion hereof), the Holder shall have the right to convert this Warrant (or any portion hereof) into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 2 AND 3, respectively, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to the Holder upon such conversion shall be computed using the following formula:

                                X = (P)(Y)(A-B)/A

         where   X =  the number of shares of Warrant Stock to be issued to the Holder for the portion of the Warrant being converted.

                 P = the portion of the Warrant being converted expressed as a decimal.

                 Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                 A = the Fair Market Value of one share of Warrant Stock as of the last business day immediately prior to the date the notice of conversion is received by the Company.

                 B =  the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant, to the extent converted, shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the Holder, or its duly-appointed nominee, shall be treated for all purposes as the holder of record of such Warrant Stock as of the close of business on such date. As promptly as practicable after such date, but in any event within ten (10) business days thereafter, the Company shall issue and deliver to the Holder or such nominee a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

         4. ADJUSTMENTS AND NOTICES.

              (a) SUBDIVISION, STOCK DIVIDENDS OR COMBINATIONS. In case the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a dividend in the form of Common Stock with respect to Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of shares of Warrant Stock purchasable immediately prior to such subdivision or issuance of dividend shall be proportionately increased, effective at the close of business on the date of such subdivision or dividend. In case the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares of Warrant Stock purchasable immediately prior to such combination shall be proportionately decreased, effective at the close of business on the date of such combination. The provisions of this
Section 4(a) shall similarly apply to successive subdivisions, dividends in Common Stock and combinations.

              (b) RECLASSIFICATION, EXCHANGE, SUBSTITUTION, ETC. In case of any capital reorganization, reclassification, exchange, substitution or other event results in a change of the rights, preferences or other terms of the Common Stock (other than a Liquidation, a change in par value or a change resulting from a stock dividend or subdivision or combination of shares) (any of the foregoing, a "Recapitalization Event"), the Company shall, as a condition to such event, duly execute and deliver to the Holder a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Warrant Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property that would have been receivable by the Holder upon such event had the Holder exercised this Warrant in full immediately prior to the effective time of such event. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(b) shall similarly apply to successive Recapitalization Events.

              (c) MERGER. In case of any merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, such successor or purchasing corporation shall, as a condition to closing such merger or consolidation, duly execute and deliver to the Holder a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Warrant Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property that would have been receivable by the Holder pursuant to such merger or consolidation had the Holder exercised this Warrant in full immediately prior to the effective time of such event. In the event that all holders of Common Stock do not receive the same kind and amount of consideration pursuant to such merger or consolidation, the Holder shall have the right to choose the kind and amount of consideration for which the new warrant will be exercisable from among the combinations of kind and amount of consideration offered to any holder of Common Stock pursuant to such merger or consolidation. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 4. The provisions of this Section 4(c) shall similarly apply to successive mergers and consolidations.

              (d) SALE OF ASSETS. In case of any sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, the Company shall, as a condition to closing any such sale, transfer or lease, offer to the Holder for thirty (30) days a new warrant entitling the Holder to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Warrant Stock theretofore issuable upon exercise of this Warrant, a pro rata portion of the kind and amount of shares of stock, other securities, money and property receivable by the Company upon such sale, transfer or lease, such pro rata portion to be a fraction, the numerator of which is the number of shares of Warrant Stock for which this Warrant is then exercisable and the denominator of which is the total number of shares of Common Stock then issued and outstanding (assuming the conversion or exchange of all equity securities, options and warrants (including this Warrant) then convertible or exchangeable for Common Stock at the rate of conversion or exchange then in effect). Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. In the event that the Holder does not accept such offer of a new warrant within thirty (30) days of receiving notice of the Company's offer, the Company shall have the right to consummate the sale, transfer or lease without delivering such new warrant to the Holder and this Warrant shall continue in full force and effect, unaffected by such sale, transfer or lease. If the Holder does accept such offer within such thirty (30) day period, the Company shall duly execute and delivery such new warrant to the Holder prior the consummation of such sale, transfer or lease. The provisions of this Section 4(d) shall similarly apply to successive such sales, transfers and leases.

         (e) IN-KIND DIVIDEND OR DISTRIBUTION. Upon the payment of a dividend or the making of a distribution with respect to Common Stock in securities, money or property other than Common Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, both the Warrant Stock and the kind and amount of shares of securities, money and property that would have been receivable by the Holder upon the payment of such dividend or distribution had the Holder exercised this Warrant in full immediately prior to the record date for such dividend or distribution (such additional securities, money and property, all proceeds thereof and any other property substituted therefor, the "Additional Property"); provided, however, that no additional Warrant Price shall be payable by the Holder upon the exercise or conversion of this Warrant in respect of such Additional Property. In the event that this Warrant is exercised or converted in part, but not in whole, the Holder shall be entitled to the portion of the Additional Property that is attributable to the Warrant Stock actually received by the Holder upon such exercise or conversion. Any new warrant that is issued to the Holder in lieu of this Warrant pursuant to Sections 4(b), 4(c) or 4(d) shall be exercisable for such Additional Property in addition to the property specified in such sections; provided, however, that any Additional Property that is convertible or exchangeable by its terms into Common Stock shall be treated, for purposes of calculating the Holder's pro rata portion in Section 4(d), as the number of additional shares of Common Stock as such Additional Property is convertible or exchangeable into shares of Common Stock, and such Additional Property shall otherwise be excluded from the subject matter of the new warrant issued pursuant to such Section 4(d). The provisions of this Section 4(e) shall similarly apply to successive such dividends and distributions.

         (f) NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Warrant and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Warrant against impairment. If the Company takes any action other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward in an equitable manner.

         (g) NOTICE. The Company shall give the Holder written notice of any event described in this Section 4 as soon as the Company has actual knowledge of such event but in no event later than the effective time of such event or such earlier time as shall be otherwise required pursuant to this Section 4. Such notice shall provide a brief summary of the event (including a reference to the subsection of this Section 4 which describes such event) and the

Holder's rights as a result thereof and shall set forth, as and if applicable, the Warrant Price as adjusted, the increased or decreased number of shares of Warrant Stock purchasable upon the exercise of this Warrant, and reasonable detail regarding the method of calculation of each. The Company also agrees to notify the Holder in writing of any proposed public offering of any class of equity securities of the Company at least thirty (30) days prior to the effective date thereof.

         5. MISCELLANEOUS.

              (a) NO SHAREHOLDER RIGHTS. This Warrant, by itself, as distinguished from any Warrant Stock purchased hereunder, shall not entitle its holder to any of the rights of a shareholder of the Company.

              (b) FRACTIONAL SHARES. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares of Warrant Stock to be issued upon such exercise or conversion shall be rounded down to the nearest whole share. If a fractional share interest would otherwise have arisen upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the Fair Market Value of a full share of Warrant Stock on the date of exercise or conversion.

              (c) REPRESENTATIONS OF THE COMPANY.

                   (i) This Warrant has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. The execution and delivery of this Warrant is not, and the issuance of the Warrant Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or Bylaws, does not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and does not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

                   (ii) All Warrant Stock which may be issued upon the exercise or conversion of this Warrant shall, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and nonassessable, and free of any pre-emptive rights, liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

              (d) RESERVATION OF WARRANT STOCK. At all times during the Exercise Period prior to the full exercise or conversion of this Warrant, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the full exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

              (e) TRANSFER OF WARRANT. This Warrant may be transferred or assigned by the Holder, in whole or in part, provided that such transfer or assignment is in compliance with any restrictive legend set forth hereon. Such transfer shall be effected without charge to the Holder hereof upon surrender of this Warrant with a properly executed assignment at the principal office of the Company and, thereafter, the Company shall issue a new warrant registered in the name of the transferee. If the Warrant is being transferred in part the Company shall issue new warrants, in each case evidencing the right to purchase the appropriate number of shares of Warrant Stock, registered in the names of the Holder and the transferee, as applicable. Upon any transfer of all or any part of this Warrant to any transferee, such transferee shall be deemed the "Holder" of such warrant as such term is used herein and shall be deemed the owner thereof for all purposes. Each Holder, by taking or holding this Warrant, consents and agrees to be bound by the provisions of this Warrant and consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding, but until such transfer on such books, the Company may treat the registered owner hereto as the owner for all purposes.

              (f) LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor (but with no additional rights or obligations) and dated as of such cancellation, in lieu of this Warrant.

              (g) HEADINGS. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.

              (h) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of California, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday in the State of California.

              (i) AMENDMENT AND WAIVER. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant.

              (j) NOTICES. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

              (k) GOVERNING LAW. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware by Delaware residents.

ISSUED:  March 22, 2001
                                           HEALTHGATE DATE CORP.


                                           By:________________________________

                                           Title:_____________________________

                                  Attachment 1

                               NOTICE OF EXERCISE

TO:      HEALTHGATE DATA CORP.

         1. The undersigned hereby elects to purchase shares of the Common Stock, par value $0.01 per share, of HealthGate Data Corp. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                    ________________________________________
                                     (Name)

                    ________________________________________
                                    (Address)





________________________________    ___________________________________________
              (Date)                      (Name of Warrant Holder)



                                By:____________________________________________

                                Title:_________________________________________
                                     (Title and signature of authorized person)

                                  Attachment 2

                              NOTICE OF CONVERSION

TO:      HEALTHGATE DATA CORP.

         1. The undersigned hereby elects to acquire __________________ shares of the Common Stock, par value $0.01 per share, of HealthGate Data Corp. pursuant to the terms of the attached Warrant, by conversion of __________ percent (__%) of the Warrant.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                    ________________________________________
                                     (Name)

                    ________________________________________
                                    (Address)





________________________________    ___________________________________________
              (Date)                      (Name of Warrant Holder)



                                By:____________________________________________

                                Title:_________________________________________
                                     (Title and signature of authorized person)

                                  Attachment 3

                       INVESTMENT REPRESENTATION STATEMENT

                             Shares of Common Stock
                     (as defined in the attached Warrant) of
                               HEALTHGATE DATA CORP.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to HealthGate Data Corp. (the "Company") as follows:

         (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

         (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

         (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

         (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary, and has had all questions which have been asked by it satisfactorily answered by the Company.

         (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.


Dated:__________________________


                                     __________________________________________
                                              (Typed or Printed Name)



                                     By:_______________________________________
                                                 (Signature)

                                     Title:____________________________________